UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 2, 2004

                              SEREFEX CORPORATION
                              -------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    000-29747
                                    ---------
                            (Commission File Number)

                                   59-2412164
                                   ----------
                      (I.R.S. Employer Identification No.)

            3427 EXCHANGE AVENUE, SUITE B, NAPLES, FLORIDA      34104
            ---------------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (239) 262-1610
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     This Current Report on Form 8-K is filed by Serefex Corporation, a Delaware corporation (the "Registrant"), in connection with the items set forth below.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     Serefex Corporation has signed an agreement with the manufacturer of MagnaPaint to obtain the exclusive marketing and sales rights in the United States for certain national chain stores, including Home Depot, Lowes, Menards, Wal-Mart, Kmart and Target, as well as for the Home Shopping Network, QVC and all retail outlets in the State of Florida. Included under this agreement are the sales currently being generated by Menards, a 180-store do-it-yourself home improvement chain located in the upper Midwest, whose sales exceed $5 billion annually.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SEREFEX CORPORATION



By: /s/ Brian S. Dunn
    -----------------
    Brian S. Dunn
    President



                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

10.1        Sales Agreement with Consolidated Coatings Corporation
10.2        Sales Agreement with Amarin, Inc.
99          Press Release